UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) August 15, 2005
                                                     ---------------------------

                              Citrix Systems, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       0-27084                                            75-2275152
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(Commission File Number)                       (IRS Employer Identification No.)


851 West Cypress Creek Road, Ft. Lauderdale, Florida               33309
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    (Address of Principal Executive Offices)                     (Zip Code)

                                 (954) 267-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        Section 2--Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

     On August 15, 2005, Citrix Systems, Inc., a Delaware corporation ("Citrix"), completed its previously announced acquisition of NetScaler, Inc., a privately held Delaware corporation headquartered in San Jose, California ("NetScaler"), pursuant to an Agreement and Plan of Merger, dated as of June 1, 2005, by and among Citrix, NCAR Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Citrix, NCAR, LLC, a Delaware limited liability company and a wholly owned subsidiary of Citrix, NetScaler, and Gaurav Garg, as stockholder representative (the "Merger Agreement"). The purchase price was approximately $300 million, payable approximately 45% in cash and approximately 55% in Citrix stock, plus the assumption of approximately $23 million in unvested stock options. $44 million of the purchase price was placed in escrow as security for the indemnity obligations under the Merger Agreement. Prior to the merger, neither NetScaler nor its stockholders had any material relationship with Citrix, its subsidiaries, or its affiliates, officers or directors or any associate of any of its officers or directors.

     The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which was previously filed with Citrix's Quarterly Report on Form 10-Q on August 9, 2005 and incorporated herein by reference as Exhibits
2.1 and 2.2 hereto.

                  Section 9--Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

     The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this report on Form 8-K must be filed.

b)   Pro Forma Financial Information.

     The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this report on Form 8-K must be filed.

(c)  Exhibits.

     Exhibit No.    Description
     -----------    -----------

     2.1 Agreement and Plan of Merger dated as of June 1, 2005 by and among Citrix, NCAR Acquisition Corporation, NCAR, LLC and NetScaler, Inc. (incorporated herein by reference to Exhibit
                    2.1 of Citrix's Quarterly Report on Form 10-Q for the period ended June 30, 2005, dated as of August 9, 2005).

     2.2 Amendment No. 1 to Agreement and Plan of Merger dated as of June 1, 2005 by and among Citrix, NCAR Acquisition Corporation, NCAR, LLC and NetScaler, Inc. (incorporated herein by reference to Exhibit 2.2 of Citrix's Quarterly Report on Form 10-Q for the period ended June 30, 2005, dated as of August 9, 2005).

     99.1           Press release, dated August 16, 2005, of Citrix Systems,
                    Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CITRIX SYSTEMS, INC.

August 16, 2005
                                             By: /s/ David R. Friedman
                                             -----------------------------------
                                                 David R. Friedman
                                                 Vice President, General Counsel
                                                 and Secretary

                                  EXHIBIT INDEX

     Exhibit No.    Description
     -----------    -----------

     2.1 Agreement and Plan of Merger dated as of June 1, 2005 by and among Citrix, NCAR Acquisition Corporation, NCAR, LLC and NetScaler, Inc. (incorporated herein by reference to Exhibit
                    2.1 of Citrix's Quarterly Report on Form 10-Q for the period ended June 30, 2005, dated as of August 9, 2005).

     2.2 Amendment No. 1 to Agreement and Plan of Merger dated as of June 1, 2005 by and among Citrix, NCAR Acquisition Corporation, NCAR, LLC and NetScaler, Inc. (incorporated herein by reference to Exhibit 2.2 of Citrix's Quarterly Report on Form 10-Q for the period ended June 30, 2005, dated as of August 9, 2005).

     99.1           Press release, dated August 16, 2005, of Citrix Systems,
                    Inc.